                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d)
                   of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 11, 2003
                                                ----------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
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        MISSOURI                       0-13880                 43-1313242
(State of Incorporation)        (Commission File No.)        (IRS Employer
                                                           Identification No.)





201 Evans Lane, St. Louis, Missouri                              63121
(Address of principal executive officer)                      (Zip Code)




Registrant's telephone number including area code:  (314) 553-4000

Item 7.           Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------

                       99 Press Release dated December 9, 2003, issued by Engineered Support Systems, Inc.


Item 9.           Regulation FD Disclosure

                  The information in this report is being furnished under
                  Item 9 "Regulation FD Disclosure" and, in accordance with the procedural guidance in the SEC's Release No. 33-8216,
                  Item 12 "Disclosure of Results of Operations and Financial Condition."

                  On December 9, 2003, Engineered Support Systems, Inc. issued a press release announcing its financial results for the year ended October 31, 2003. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

                  The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGINEERED SUPPORT SYSTEMS, INC.


Date:  December 11, 2003           BY:  /s/ Gary C. Gerhardt
     ----------------------           -----------------------------------------
                                            Gary C. Gerhardt
                                            Vice Chairman and Chief Financial
                                             Officer

                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

         Exhibit Number                     Description
         --------------                     -----------

              99 Press release dated December 9, 2003, issued by Engineered Support Systems, Inc.